Exhibit 99.2

Gary Black Chief Executive Officer Dominic Martellaro Managing Director of Janus Global Advisors Greg Frost Chief Financial Officer John Zimmerman, CFA Managing Director of JanusINTECH Institutional Asset Management Second Quarter 2007 Earnings Presentation July 26, 2007 C-0707-89 10-15-07

Highlights 2Q 2007 GAAP EPS of $0.27 up from $0.19 in 1Q 2007 and $0.15 in 2Q 2006 Total company long-term net flows for 2Q 2007 of $2.8 billion versus $3.1 billion in 1Q 2007 $1.5 billion Janus (ex-INTECH) long-term net flows and INTECH net flows of $1.3 billion Assets Under Management (“AUM”) at June 30, 2007 of $190.6 billion up 8.2% for the quarter Relative performance remains strong across multiple time periods 82%, 77%, and 67% of JIF funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of June 30, 2007 (1) Investment Management (“IM”) operating margin of 34.6% in 2Q 2007 up from 27.8% in 1Q 2007 and 24.6% in 2Q 2006 Repurchased $277 million of JNS stock in 2Q 2007 at an average price per share of $26.60 Net share reduction of 4.8% for the quarter and 8.9% year-to-date Completed a $750 million senior notes issuance in June Note: Performance reported as of 6/30/2007. Data presented reflects past performance which is no guarantee of future results. See p. 8 and 28 for complete Lipper rankings and Morningstar ratings.

Note:(1) Long-term net flows depicted exclude money market flows. Net Outflows Net Inflows Janus (ex-INTECH) quarterly net flows positive for the first time in six years Total company long-term net flows of $2.8 billion in 2Q 2007 Janus (ex-INTECH) long-term net flows of $1.5 billion in 2Q 2007 2Q 2007 INTECH net flows of $1.3 billion Total Company Long-Term Net Flows by Quarter (1) ($ in billions) INTECH Net Flows by Quarter ($ in billions) Janus (ex-INTECH) Long-Term Net Flows by Quarter (1) ($ in billions) $1.7 ($0.4) ($0.1) $3.5 $3.1 $2.8 ($0.7) $4.3 ($2.0) $0.0 $2.0 $4.0 $6.0 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 ($0.5) ($1.8) ($4.3) ($3.4) ($3.0) ($0.0) $1.5 ($0.9) ($6.0) ($4.0) ($2.0) $0.0 $2.0 $4.0 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007 $6.0 $5.2 $5.1 $4.0 $3.6 $4.0 $3.1 $2.6 $2.0 $1.7 $1.3 $0.0 3Q 2005 4Q 2005 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 2Q 2007

Flows by Channel (1) ($ in billions, unless otherwise stated) Net flows positive across all four distribution channels Institutional (AUM $61.8 billion) (2) Retail (AUM $55.6 billion) Notes:(1) Annualized sales and redemption rates calculated as a percentage of beginning of period assets. (2)Assets and flows depicted exclude Institutional Money Market. International (AUM $13.2 billion) Domestic Intermediary (AUM $51.3 billion) Gross Redemptions Gross Sales Net Sales Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate $4.9 $4.2 $3.0 $2.7 $2.8 ($3.5) ($4.2) ($6.3) ($5.0) ($2.8) ($12) ($8) ($4) $0 $4 $8 $12 2Q06 3Q06 4Q06 1Q07 2Q07 $2.6 $2.2 $2.0 $0.7 $1.6 ($1.4) ($1.3) ($1.4) ($1.4) ($2.2) ($6) ($4) ($2) $0 $2 $4 $6 2Q06 3Q06 4Q06 1Q07 2Q07 $2.7 $2.2 $4.0 $3.2 $2.9 ($2.3) ($1.2) ($1.6) ($0.8) ($0.6) ($6) ($4) ($2) $0 $2 $4 $6 $8 2Q06 3Q06 4Q06 1Q07 2Q07 23% 25% 27% 38% 42% 42% 26% 56% 38% 30% 55% 48% 57% 51% 72% 63% 28% 79% 79% 86% 16% 10% 15% 24% 19% 20% 17% 19% 21% 16% 23% 19% 31% 23% 19% 5% 7% 13% 9% 16% $6 16% 10% 15% 24% 19% Annualized Gross Sales Rate $2.9 $3 $2.5 $1.9 $1.7 $1.2 $0 ($2.0) ($2.2) ($2.1) ($3) ($2.4) ($2.5) Annualized Redemption Rate 20% 17% 19% 21% 16% ($6) 2Q06 3Q06 4Q06 1Q07 2Q07

Growth has outperformed Value YTD and in 2Q 2007 (1) (Russell 1000® Growth vs. Russell 1000® Value) Source: Confluence (2007) Strong market performance in 2Q 2007 across key indices (1) Note:(1) Data presented reflects past performance, which is no guarantee of future results. Growth returns outperforming Value in 2007 Source: Confluence (2007) Growth flows remain negative in 2Q 2007 (Monthly net flows for domestic mutual funds in $ billions, July 2006 – June 2007) Source: Strategic Insight, Simfund (2007) Equity flows remain strong in 2Q 2007 (Monthly net flows for mutual funds in $ billions, July 2006 – June 2007) Source: Strategic Insight, Simfund (2007) ($5) $5 $15 $25 $35 $45 $55 Jul'06 Aug'06 Sep'06 Oct'06 Nov'06 Dec'06 Jan'07 Feb'07 Mar'07 Apr'07 May'07 Jun'07 Equity Fixed Income Key Indices (Cumulative returns over designated periods) LTM YTD 2Q 2007 S&P 500 ® 20.6% 7.0% 6.3% Russell 1000 ® Growth 19.0% 8.1% 6.9% Russell 1000 ® Value 21.9% 6.2% 4.9% MSCI World sm 23.6% 9.2% 6.5% MSCI EAFE ® 27.0% 10.7% 6.4% MSCI EAFE ® Growth 25.3% 11.9% 6.7% MSCI EAFE ® Value 28.7% 9.6% 6.1% ($12) ($8) ($4) $0 $4 $8 Jul'06 Aug'06 Sep'06 Oct'06 Nov'06 Dec'06 Jan'07 Feb'07 Mar'07 Apr'07 May'07 Jun'07 Growth Value Growth minus Value 6.9% 8.1% 19.0% 4.9% 21.9% 6.2% -6.0% 0.0% 6.0% 12.0% 18.0% 24.0% LTM Return Year-to-date Return 2Q 2007 Return Russell 1000® Growth Russell 1000® Value `

Continuing to deliver strong long-term investment performance Janus products continue to outperform peers across multiple time periods (1) 85%, 87% and 73% of Janus-managed JIF equity funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of June 30, 2007 46% of JIF funds have a 4 or 5 star Morningstar overall rating at June 30, 2007, based on risk-adjusted returns All eight JIF equity growth funds are in the top 2 Lipper quartiles on a since PM inception, 1-, 3-, and 5-year total return basis, as of June 30, 2007 As INTECH celebrates its 20th anniversary, long-term performance remains strong, despite recent relative underperformance All seven product strategies with at least a 3-year performance track record are outperforming their respective benchmarks since inception (2) Since inception, the same seven product strategies have “batting averages” greater than 75% and 85% for the rolling 3- and 5-year periods, respectively, as of June 30, 2007 (3) Notes:(1) Performance reported as of 6/30/2007. Data presented reflects past performance, which is no guarantee of future results. See p. 8 and 28 for complete Lipper rankings and Morningstar ratings. Percentile ranking calculations exclude Janus Money Market Funds.(2) Performance reported as of 6/30/2007, on an annualized basis and net of fees. See p. 29 and 30 for standardized INTECH performance.(3) Batting average is defined as the percentage of periods a strategy has outperformed its relative benchmark, gross of fees. Periods are calculated on a monthly basis, since inception through 6/30/2007.

Over 75% of JIF funds in the top two Lipper quartiles on a 1- and 3-year basis, as of June 30, 2007 (1) Past performance is no guarantee of future results. (1) References Lipper relative performance on a 1- and 3-year basis as of 6/30/2007. (2) JIF Funds do not include Janus Capital Funds, Janus Adviser Series, Janus Aspen Series, Sub-advised or Money Markets. (3) Janus-Managed JIF Equity Funds also do not include JIF Value Funds, JIF Income Funds, or INTECH Risk-Managed Stock Fund. As of 6/30/2007, the number of funds in the Janus Investment Funds is 27. Funds not ranked by Lipper are not included in the analysis. Funds are ranked within their corresponding Lipper classification for the specified time period. See p. 8 for complete Lipper rankings. 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns All JIF Funds (2) Janus- Managed JIF Equity Funds (3) 5-Year Basis 36% 36% 43% 43% 43% 27% 41% 29% 33% 24% 77% 76% 67% 72% 64% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 63% 63% 67% 73% 73% 25% 25% 20% 13% 13% 88% 87% 87% 87% 88% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 52% 48% 50% 55% 50% 26% 30% 23% 18% 27% 78% 73% 78% 73% 77% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 44% 53% 53% 53% 44% 27% 33% 20% 44% 25% 88% 87% 73% 80% 69% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 100% 90% 84% 82% 80% 74% 70% 64% 26% 63% 40% 19% 60% 11% 20% 50% 40% 30% 56% 56% 52% 44% 44% 20% 10% 0% 6/30/06 9/30/06 12/31/06 3/31/07 6/30/07 100% 90% 85% 83% 80% 75% 10% 70% 22% 5% 70% 67% 5% 60% 11% 50% 40% 75% 70% 65% 30% 61% 56% 20% 10% 0% 6/30/06 9/30/06 12/31/06 3/31/07 6/30/07

Six JIF equity funds across five Lipper categories are ranked in the top decile on a 1-, 3-, and 5-year total return basis *Closed to new investors. ‡ In accordance with NASD regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor share class only; other classes may have different performance characteristics. (2) AUM for the asset allocation funds are not reported separately as they have been reflected in the respective underlying funds. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period. 6/30/07 PM Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / AUM ($mms) Inception Lipper Category Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Growth Funds Janus Fund 11,984 $ Jan-06 Large-Cap Growth Funds 15 105 / 717 39 238 / 614 29 141 / 494 35 67 / 193 8 50 / 692 Janus Twenty Fund* 10,526 $ Aug-97 Large-Cap Growth Funds 1 7 / 717 1 2 / 614 1 3 / 494 3 4 / 193 2 4 / 215 Janus Research Fund 4,461 $ Jan-06 Large-Cap Growth Funds 1 1 / 717 2 11 / 614 2 7 / 494 2 3 / 193 2 9 / 692 Janus Orion Fund 3,802 $ Jun-00 Multi-Cap Growth Funds 9 46 / 514 2 7 / 410 3 8 / 338 - - 27 60 / 228 Janus Enterprise Fund 1,995 $ Jan-02 Mid-Cap Growth Funds 14 81 / 608 18 85 / 485 9 34 / 383 51 81 / 159 15 55 / 368 Janus Venture Fund* 1,635 $ Jan-01 Small-Cap Growth Funds 1 1 / 565 4 16 / 458 4 14 / 380 20 30 / 156 14 44 / 315 Janus Global Research Fund 197 $ Feb-05 Multi-Cap Growth Funds 4 19 / 514 - - - - - - 2 6 / 426 Janus Triton Fund 116 $ Jun-06 Small-Cap Growth Funds 6 30 / 565 - - - - - - 6 30 / 565 Core Funds Janus Contrarian Fund 7,512 $ Feb-00 Multi-Cap Core Funds 1 2 / 849 1 1 / 644 1 2 / 465 - - 11 32 / 317 Janus Growth and Income Fund 6,679 $ Dec-03 Large-Cap Core Funds 86 692 / 806 13 84 / 671 32 173 / 556 5 12 / 260 13 77 / 639 Janus Balanced Fund 2,618 $ Apr-05 Mixed-Asset Target Alloc. Mod. Funds 26 109 / 432 23 74 / 331 42 91 / 218 6 6 / 116 13 46 / 379 Janus Fundamental Equity Fund 1,085 $ Apr-05 Large-Cap Core Funds 83 667 / 806 2 12 / 671 9 49 / 556 1 2 / 260 4 24 / 722 INTECH Risk-Managed Stock Fund 562 $ Feb-03 Multi-Cap Core Funds 91 766 / 849 50 318 / 644 - - - - 46 239 / 523 Global/International Funds Janus Overseas Fund 8,701 $ Jun-03 International Funds 1 1 / 1024 1 1 / 802 1 1 / 656 4 11 / 285 1 1 / 730 Janus Worldwide Fund 4,657 $ Jun-04 Global Funds 5 17 / 401 69 208 / 302 95 233 / 245 67 66 / 98 69 208 / 302 Janus Global Technology Fund 912 $ Jan-06 Science & Technology Funds 27 75 / 283 23 57 / 257 53 126 / 237 - - 29 80 / 281 Janus Global Life Sciences Fund 836 $ Apr-07 Health/Biotechnology Funds 88 154 / 174 48 72 / 152 62 84 / 135 - - Janus Global Opportunities Fund 168 $ Jun-01 Global Funds 14 56 / 401 93 281 / 302 78 191 / 245 - - 20 40 / 209 Value Funds Janus Mid Cap Value Fund - Inv (1) 6,085 $ Aug-98 Mid-Cap Value Funds 47 138 / 297 64 147 / 232 39 69 / 177 - - 6 4 / 68 Janus Small Cap Value Fund - Inv.* (1) 934 $ Feb-97 Small-Cap Core Funds 28 199 / 732 80 449 / 564 88 389 / 442 12 18 / 150 17 21 / 129 Income Funds Janus Flexible Bond Fund 744 $ May-07 Intermediate Inv Grade Debt Funds 27 140 / 522 43 191 / 450 21 81 / 387 35 63 / 181 Janus High-Yield Fund 634 $ Dec-03 High Current Yield Funds 34 149 / 447 44 163 / 376 81 251 / 311 15 20 / 134 42 151 / 365 Janus Short-Term Bond Fund 171 $ May-07 Short Investment Grade Debt Funds 37 84 / 232 40 78 / 195 35 50 / 142 36 29 / 80 Janus Federal Tax-Exempt Fund 92 $ Feb-05 General Muni Debt Funds 94 222 / 236 82 182 / 221 79 164 / 207 82 107 / 130 66 146 / 222 Asset Allocation Funds Janus Smart Portfolio-Growth (2) N/A Dec-05 Mixed-Asset Target Alloc. Growth Funds 5 25 / 607 - - - - - - 6 33 / 587 Janus Smart Portfolio-Moderate (2) N/A Dec-05 Mixed-Asset Target Alloc. Mod. Funds 6 23 / 432 - - - - - - 8 31 / 414 Janus Smart Portfolio-Conservative (2) N/A Dec-05 Mixed-Asset Target Alloc. Cons. Funds 3 8 / 380 - - - - - - 2 6 / 343 Since PM Inception ‡ ‡ ‡ Janus Investment Fund ("JIF") 1-Year 10-Year 3-Year 5-Year Lipper Rankings Based on Total Returns as of 6/30/07 Lipper Quartile: 1st 2nd 3rd 4th

Distribution John Zimmerman, CFA Managing Director of JanusINTECH Institutional Asset Management Dominic Martellaro Managing Director of Janus Global Advisors

Domestic intermediary and international channels

$64.5 billion in Domestic Intermediary and International AUM

(27% and 7% of total company AUM, respectively, as of June 30, 2007)



International ($13.2bn)
20%
Broker/Dealer ($17.5bn)
27%
Investment-only Retirement ($12.6bn)
20%
33%
Financial Institutions ($21.2bn)

Domestic Intermediary and International AUM since 2004

($ in billions, end of period AUM)



$80
$60
$40
$20
$0
$55.4
$54.7
$56.6
$64.5
CAGR
30%
5%
-12%
37%
2004
2005
2006
1H 2007
2004 – 1H 2007
Broker/Dealer
Investment-only Retirement
Financial Institutions
International

Domestic Intermediary

- Domestic intermediary net inflows of $1.4 billion in 2Q 2007 versus net outflows of $2.2 billion in 2Q 2006
- Broker/dealer net flows positive for the seventh consecutive quarter
  - Gross sales of $2.4 billion in 2Q 2007 versus $1.2 billion in 2Q 2006
  - 45 wholesalers at the end of 2Q 2007 versus 34 at the beginning of 2006
- Financial institutions net flows positive for the first quarter since 2001, with no large mandate losses
- Investment-only retirement net flows positive in 1H 2007

International

- International AUM has nearly doubled since the beginning of 2005
- Over the past year, the sales team has grown by 30% and a new sales office was opened in Australia

10

 Deepen adviser relationships and broaden distribution across client platforms Leverage product set and investment capabilities Strengthen sales and support practices to better service clients Continue strategic expansion of global platform Expand brand recognition and acceptance of JanusINTECH globally Increase global market awareness of product set and strong consistent performance Continue to drive adviser understanding and communication of INTECH products and process Seeking to strategically enhance channel diversity, leverage product offering, and expand geographic footprint Challenges Key Priorities

CAGR 2004 – 1H 2007 $70.5 billion in Institutional AUM (37% of total company AUM as of June 30, 2007) Institutional channel Institutional long-term net flows of $0.5 billion in 2Q 2007 versus $2.1 billion in 2Q 2006 Completed sales and consultant relations team build-out, from 9 at the beginning of 2005 to 17 at the end of 2Q 2007 Strong market share in Taft-Hartley channel Continuing to gain traction in corporate and public channels As of 2Q 2007, 22% of the top 600 P&I plans in the U.S. were clients Increased finals activity for Janus-managed products in 1H 2007 as compared to 1H 2006 Institutional AUM since 2004 ($ in billions, end of period AUM) Public and Other Funds ($20.9bn) Taft-Hartley ($12.1bn) Corporate / Foundations & Endowments ($28.9bn) Institutional Cash Management ($8.6bn) 25% 62% 28% -1% $35.8 $70.5 $62.1 $47.9 $0 $20 $40 $60 $80 2004 2005 2006 1H 2007 Corporate / Foundations & Endowments Public and Other Funds Taft-Hartley Institutional Cash Management 17% 12% 41% 30%

 Seeking to change legacy perceptions, build strong relationships, and penetrate the corporate and public channels Challenges Key Priorities Continue to emphasize and develop consultant relationships Strengthen client service efforts Increase penetration of the top 600 P&I plans in the U.S. Improve positioning of Janus- and INTECH-managed products to meet institutional market demand Promote awareness and understanding of our research intensive investment process INTECH’s near-term relative underperformance Legacy perceptions of Janus-managed products and investment process

Financials Greg Frost Chief Financial Officer

2Q 2007 Financial overview 2Q 2007 GAAP EPS of $0.27 up from $0.19 in 1Q 2007 and $0.15 in 2Q 2006 IM operating margin of 34.6% up from 27.8% in 1Q 2007 Average AUM of $188.2 billion and IM revenue of $273.0 million up 9.4% and 10.1%, respectively, from 1Q 2007 IM operating expenses of $178.6 million in 2Q 2007 flat versus 1Q 2007 despite higher assets and revenues 2Q 2007 expenses reflect a $3.8 million net favorable impact of a $6.3 million release of legal reserves partially offset by a $2.5 million departure-related acceleration of long-term incentive compensation Full-year 2007 marketing and advertising expenses expected to be up $7.0 to $10.0 million versus 2006 Completed $277 million of stock buybacks in 2Q 2007 at an average price of $26.60 per share Board of Directors has authorized a new $500 million buyback program Completed issuance of senior unsecured notes and amended revolving credit facility

Amended previous $200 million 3-year credit facility to a $350 million 5-year credit facility Completed issuance of $300 million 5-year and $450 million 10-year senior unsecured notes Lowered weighted average cost of debt Called and redeemed $160 million aggregate principal amount of the Public Income Notes (2) Notes:(1) 6/30/2007 numbers account for the redemption of the $158.1 million 7.875% Public Income Notes that took place on June 26, 2007. (2)Aggregate principal amount includes $158.1 million balance of the Public Income Notes and accumulated interest. 6.36% 6.58% 7.22% Weighted Average Cost of Debt BBB- / Baa3 BBB / Baa2 BBB / Baa2 Ratings (S&P / Moody’s) $1,128 $537 $376 449 -- -- 300 -- -- 82 82 82 275 275 -- 158 158 22 22 22 -- -- 114 Long-Term Debt 6/30/07 (1) 3/31/07 6/30/06 Long-Term Debt Summary ($ in millions) Recent financing activities enhance flexibility 7.000% Senior Notes due 2006 7.750% Senior Notes due 2009 7.875% Senior Notes due 2032 -- 5.875% Senior Notes due 2011 6.119% Senior Notes due 2014 6.250% Senior Notes due 2012 6.700% Senior Notes due 2017 Total Long-Term Debt

Making progress on 2007 strategic goals Progress 2007 Goals Achieve positive long-term net flows for Janus (ex-INTECH) by year end Transform distribution model to increase penetration in the intermediary and institutional channels Improve IM operating margin in-line with industry Revitalize the Janus brand Broaden product set and expand non-U.S. distribution footprint in target countries Maintain strong investment performance with continued improvement on flagship funds Note:(1) Flagship funds referred to include Janus Fund, Twenty Fund, and Worldwide Fund. Data presented reflects past performance, which is no guarantee of future results. Strong and consistent relative investment performance All three flagship funds in top Lipper quartile on a 1-year total return basis (1) Recently launched new international and alternative products Opened a sales office in Melbourne, Australia Launched targeted brand advertising campaign in late June IM operating margin of 34.6% in 2Q 2007 versus 24.6% in 2Q 2006 Net flows for domestic intermediary, international and institutional all positive in 2Q 2007 Strengthening relationships with advisers and consultants Janus (ex-INTECH) long-term net flows of $1.5 billion through 1H 2007

Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2006, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Prospectus Supplement (dated June 11, 2007) to the Company’s Registration Statement on Form S-3 filed June 5, 2007. Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results express or implied therein will not be realized.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Capital Group Partners, Inc. Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC. INTECH is a subsidiary of Janus Capital Group Inc. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The MSCI Worldsm Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The MSCI EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The MSCI EAFE® Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The MSCI EAFE® Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance. Janus funds distributed by Janus Distributors LLC (07/07) Other important disclosures

Appendix

AUM by investment discipline and distribution channel Value ($11.1bn) Domestic Intermediary ($51.3bn) $190.6 billion in AUM as of 6/30/07 By Investment Discipline By Distribution Channel Growth / Blend ($74.1bn) Money Market ($10.4bn) Global / International ($19.6bn) Fixed Income ($5.2bn) Mathematical ($70.1bn) Institutional ($70.5bn) Retail ($55.6bn) International ($13.2bn) 5% 10% 3% 6% 37% 39% 37% 29% 7% 27%

2Q 2007 EPS of $0.27 up 42% from 1Q 2007

Consolidated Entity

($ in millions, except AUM and per share)	Quarter Ended June 30, 2007	Quarter Ended March 31, 2007	Variance (%)	Quarter Ended June 30, 2007	Quarter Ended June 30, 2006	Variance (%)
Average AUM ($ in billions)	$ 188.2	$ 172.1	9.4%	$ 188.2	$ 154.0	22.2%
Investment Management Segment						
Revenue	$ 273.0	$ 247.9	10.1%	$ 273.0	$ 233.1	17.1%
Operating expenses	178.6	179.0	-0.2%	178.6	175.8	1.6%
Operating income	94.4	68.9	37.0%	94.4	57.3	64.7%
Investment management operating margin	34.6%	27.8%		34.6%	24.6%	
Printing and Fulfillment Segment						
Revenue	21.9	23.5	-6.8%	21.9	21.5	1.9%
Operating expenses	27.1	28.2	-3.9%	27.1	25.6	5.9%
Printing and fulfillment operating loss	(5.2)	(4.7)	10.6%	(5.2)	(4.1)	26.8%
Consolidated operating income	**89.2**	**64.2**	**38.9%**	**89.2**	**53.2**	**67.7%**
Interest expense	(11.5)	(9.5)	21.1%	(11.5)	(7.2)	59.7%
Other income, net	5.6	7.1	-21.1%	5.6	7.8	-28.2%
Income tax provision	(31.1)	(21.8)	42.7%	(31.1)	(19.5)	59.5%
Equity earnings of unconsolidated affiliate	1.7	1.7	0.0%	1.7	2.0	-15.0%
Minority interest in consolidated earnings	(5.1)	(6.1)	-16.4%	(5.1)	(5.2)	-1.9%
Net income	**$ 48.8**	**$ 35.6**	**37.1%**	**$ 48.8**	**$ 31.1**	**56.9%**
Diluted earnings per share	**$ 0.27**	**$ 0.19**	**42.1%**	**$ 0.27**	**$ 0.15**	**80.0%**
Weighted average diluted shares outstanding (in millions)	**182.4**	**188.6**	**-3.3%**	**182.4**	**206.4**	**-11.6%**

22

2Q 2007 IM operating margins exceed 30% Investment Management Segment Note: Includes private account and mutual fund performance fees. Mutual fund performance fee detail is presented on p. 24. June 30, March 31, Variance June 30, June 30, Variance  ($ in millions, except AUM and per share) 2007 2007 (%) 2007 2006 (%) Average AUM ($ in billions) 188.2 $ 172.1 $ 9.4% 188.2 $ 154.0 $ 22.2% Revenue Investment management fees 220.6 $ 200.9 $ 220.6 $ 187.0 $ Performance fees (1) 3.8 2.5 3.8 4.3 Other 48.6 44.5 48.6 41.8 Total revenue 273.0 247.9 10.1% 273.0 233.1 17.1% Basis points Investment management fees 47.0 47.3 47.0 48.7 Investment management fees and performance fees 47.8 47.9 47.8 49.8 Operating expenses Employee compensation and benefits 86.8 87.4 86.8 78.2 Long-term incentive compensation 17.0 18.7 17.0 23.0 Marketing and advertising 5.0 5.1 5.0 7.7 Distribution 34.5 30.6 34.5 27.2 Depreciation and amortization 8.7 7.1 8.7 8.3 General, administrative and occupancy 26.9 30.2 26.9 31.4 Restructuring and impairments - 0.4 - - Mutual fund investigation recoveries (0.3) (0.5) (0.3) - Total operating expenses 178.6 179.0 -0.2% 178.6 175.8 1.6% Operating income 94.4 $ 68.9 $ 37.0% 94.4 $ 57.3 $ 64.7% Operating margin 34.6% 27.8% 34.6% 24.6% Quarter Ended Quarter Ended (1)

Mutual funds with performance-based advisory fees Past performance is no guarantee of future results. Please refer to footnotes on p. 25. Mutual Funds with Performance Fees (1) (AUM $ in millions, performance fees $ in thousands) EOP AUM Base Performance Annual Performance 2Q 2007 P&L Impact 6/30/2007 Benchmark Fee Fee (2) Hurdle vs. Benchmark of Performance Fees Contrarian Funds (3) Janus Contrarian Fund $7,512.4 S&P 500 ® Index 0.64% ± 15 bps ± 7.00% $1,627.2 Janus Adviser Contrarian Fund $131.9 S&P 500 ® Index 0.64% ± 15 bps ± 7.00% $7.6 Worldwide Funds (3) Janus Worldwide Fund $4,656.9 MSCI World sm Index 0.60% ± 15 bps ± 6.00% $330.2 Janus Adviser Worldwide Fund $146.0 MSCI World sm Index 0.60% ± 15 bps ± 6.00% $5.8 Janus Aspen Worldwide Growth Portfolio $1,489.8 MSCI World sm Index 0.60% ± 15 bps ± 6.00% $135.7 Research Fund (3) Janus Research Fund $4,460.8 Russell 1000 ® Growth Index 0.64% ± 15 bps ± 5.00% $1,420.5 Global Research Fund (4,5) Janus Global Research Fund $196.7 Russell 1000 ® Index / MSCI World Growth Index 0.64% ± 15 bps ± 6.00% $39.3 International Equity Fund (6) Janus Adviser International Equity Fund $25.0 MSCI EAFE ® Index 0.68% ± 15 bps ± 7.00% N/A Risk-Managed Funds (4) INTECH Risk-Managed Stock Fund $562.1 S&P 500 ® Index 0.50% ± 15 bps ± 4.00% ($145.3) Janus Adviser INTECH Risk-Managed Core Fund $197.5 S&P 500 ® Index 0.50% ± 15 bps ± 4.00% ($34.8) Janus Aspen INTECH Risk-Managed Core Portfolio $16.3 S&P 500 ® Index 0.50% ± 15 bps ± 4.00% ($5.9) Mid Cap Value Funds (3,7) Janus Mid Cap Value Fund $6,964.2 Russell Midcap Value ® Index 0.64% ± 15 bps ± 4.00% ($1,182.4) Janus Adviser Mid Cap Value Fund $583.1 Russell Midcap Value ® Index 0.64% ± 15 bps ± 4.00% ($70.9) Janus Aspen Mid Cap Value Portfolio $88.5 Russell Midcap Value ® Index 0.64% ± 15 bps ± 4.00% ($13.9) Total $27,031.1 $2,113.1

Mutual funds with performance-based advisory fees (cont’d) Notes: The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the Funds’ Statement of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36 month rolling periods. Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. “Bps” represents and is defined as basis points. The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. Effective December 31, 2006, Janus Research Fund changed its name to Janus Global Research Fund. Effective January 1, 2007, Janus Global Research Fund will benchmark its performance to the MSCI World Growth Index. This index will be used to calculate the Fund’s performance adjustment to the investment advisory fee for periods after January 1, 2007. The Russell 1000® Index will be used to calculate the performance adjustment to the investment advisory fee for periods prior to January 1, 2007. The performance measurement period began on 12/1/2006 and the performance adjustment will be implemented as of 12/1/2007. Performance fees paid by the Fund are split 50/50 (net of any reimbursements of expenses incurred or waived by Janus Capital) with Perkins, Wolf, McDonnell, and Company LLC., sub-adviser for the Mid Cap Value funds. Data shown for Janus Mid Cap Value Fund includes both investor and institutional share classes. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. The MSCI World Growth Index is a subset of the Morgan Stanley Capital World sm Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. (1) (2) (3) (4) (5) (6) (7)

Performance-based accelerated vesting will have an impact on LTI amortization Notes: Schedule reflects LTI awards granted as of 6/30/2007 and does not take into account any future LTI awards. Includes reduction in expense related to estimated forfeitures. EPS growth for the 2007 grant is calculated excluding the expense decrease related to the 2002 5% grant becoming fully amortized. Includes $7 million of amortization in 1Q 2007 related to the 2002 5% grant, other grants with no performance vesting, and grants made to executives which will not vest if targeted EPS growth is not met. Full-Year 2007 Long-Term Incentive Compensation Amortization (1,2) ($ in millions) Implied original grant value % remaining to vest Amount remaining to vest <10% 10% - 15% 15% - 20% 20% - 25% 25% - 50% >50% % amortized based on EPS growth 25% 30% 35% 40% 45% 50% 2005 grant 15.6 $ 35% 5.5 $ 3.9 $ 4.7 $ 5.5 $ 5.5 $ 5.5 $ 5.5 $ 2006 grant 37.2 60% 22.3 9.3 10.9 12.5 14.2 15.8 17.5 2007 grant (3) 28.7 100% 28.7 7.2 8.6 10.0 11.5 12.9 14.3 All other (4) n/a 48.0 18.4 25.8 27.3 28.5 29.8 31.1 2007 EPS Growth Assumptions (1) (2) (3) (4)

Janus continues to return excess cash to shareholders On July 24, 2007, the Board of Directors approved a new $500 million buyback authorization 2Q 2007 buyback activity $277 million of repurchases 10.4 million shares repurchased $26.60 average price per share 4.8% net share reduction 2007 year-to-date buyback activity $477 million of repurchases 19.8 million shares repurchased $24.04 average price per share 8.9% net share reduction Janus cumulative stock buyback activity since 3Q 2004 (Amount of buybacks in $ millions, shares outstanding in millions) $42 $84 $184 $239 $341 $376 $501 $606 $744 $1,069 $869 $1,346 $42 $1,069 $42 $277 $606 $501 $239 $84 $184 $341 $376 $744 $869 $200 $138 $105 $125 $35 $102 $55 $100 $42 $125 176.3 236.3 234.4 228.0 224.3 217.5 216.0 211.6 206.8 199.3 193.5 185.3 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Amount of Stock Buybacks ($ mm) 0 50 100 150 200 250 EOP Shares Outstanding (mm) Cumulative Buyback Quarterly Stock Buyback EOP Shares Outstanding

Morningstar Rating™ based on risk-adjusted returns as of June 30, 2007

Janus Investment Fund ("JIF")

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating Stars	Overall Rating # of Funds	Three-Year Rating Stars	Three-Year Rating # of Funds	Five-Year Rating Stars	Five-Year Rating # of Funds	Ten-Year Rating Stars	Ten-Year Rating # of Funds
Janus Fund	Large Growth Funds	★★★	1426	★★★	1426	★★★	1151	★★★	471
Janus Enterprise Fund	Mid-Cap Growth Funds	★★★	814	★★★★	814	★★★★★	662	★★	269
Janus Growth and Income Fund	Large Growth Funds	★★★★★	1426	★★★★	1426	★★★★	1151	★★★★★	471
Janus Research Fund	Large Growth Funds	★★★★	1426	★★★★	1426	★★★★★	1151	★★★★	471
Janus Orion Fund	Mid-Cap Growth Funds	★★★★★	814	★★★★★	814	★★★★★	662		N/A
Janus Twenty Fund [1]	Large Growth Funds	★★★★★	1426	★★★★★	1426	★★★★★	1151	★★★★	471
Janus Venture Fund [1]	Small Growth Funds	★★★★	645	★★★★★	645	★★★★	533	★★★	231
Janus Triton Fund	Small Growth Funds		N/A		N/A		N/A		N/A
Janus Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	★★★	181	★★★	181	★★★	162		N/A
Janus Global Technology Fund	Specialty-Technology Funds	★★★	283	★★★★	283	★★★	260		N/A
Janus Overseas Fund	Foreign Large Growth Funds	★★★★★	183	★★★★★	183	★★★★★	155	★★★★	60
Janus Worldwide Fund	World Stock Funds	★★	421	★★	421	★	367	★★	163
Janus Global Opportunities Fund	World Stock Funds	★★	421	★	421	★★	367		N/A
Janus Balanced Fund	Moderate Allocation Funds	★★★★	875	★★★★	875	★★★	656	★★★★	358
INTECH Risk-Managed Stock Fund	Large Blend Funds	★★★★	1598	★★★★	1598		N/A		N/A
Janus Fundamental Equity Fund	Large Blend Funds	★★★★★	1598	★★★★★	1598	★★★★	1237	★★★★★	527
Janus Contrarian Fund	Large Blend Funds	★★★★★	1598	★★★★★	1598	★★★★★	1237		N/A
Janus Mid Cap Value Fund - Investor Shares [2]	Mid-Cap Value Funds	★★★	276	★★★	276	★★★	202		N/A
Janus Small Cap Value Fund - Investor Shares [1,2]	Small Value Funds	★★★	305	★★	305	★★	239	★★★★	76
Janus Federal Tax-Exempt Fund	Muni National Long Funds	★★	257	★★★	257	★★	244	★★	181
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	★★★	965	★★★	965	★★★★	796	★★★	404
Janus High-Yield Fund	High Yield Bond Funds	★★★	463	★★★	463	★★	378	★★★★	170
Janus Short-Term Bond Fund	Short-Term Bond Funds	★★★	364	★★★	364	★★★	261	★★★	158
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		45.5%		54.5%		47.6%		53.3%	

Data presented reflects past performance, which is no guarantee of future results. © 2007 Morningstar, Inc. All Rights Reserved.

Notes: [1]Closed to new investors. [2]Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

28

Latest INTECH standardized performance (1) Note: Returns for periods greater than 1-year are annualized. See notes to performance on p. 30. Inception Since Composite and Respective Index Date 1 Year 3 Year 5 Year 10 Year Inception (Composite returns shown net of fees) Large Cap Growth Composite 7/93 12.25 7.78 10.85 11.58 14.78 S&P 500 ® / Citigroup Growth Index 19.37 8.08 8.43 5.40 10.18 Enhanced Plus Composite 7/87 17.96 12.83 11.95 9.26 12.01 S&P 500 ® Index 20.59 11.67 10.71 7.13 10.83 Broad Large Cap Growth Composite 11/00 14.76 9.32 10.34 -- 1.06 Russell 1000 ® Growth Index 19.06 8.72 9.29 -- (3.08) Broad Enhanced Plus Composite 4/01 18.44 12.82 11.92 -- 8.42 Russell 1000 ® Index 20.43 12.34 11.33 -- 6.62 Enhanced Index Composite 4/98 17.98 11.78 10.82 -- 5.99 S&P 500 ® Index 20.59 11.67 10.71 -- 5.07 Large Cap Core Composite 8/01 14.98 13.01 12.53 -- 8.01 S&P 500 ® Index 20.59 11.67 10.71 -- 5.56 Broad Large Cap Value Composite 8/04 19.58 -- -- -- 16.86 Russell 1000 ® Value Index 21.85 -- -- -- 16.98 Global Core Composite 1/05 22.51 -- -- -- 17.31 MSCI Developed World ® Index 24.19 -- -- -- 16.12 Large Cap Value Composite 7/93 20.52 16.73 13.96 10.88 13.28 S&P 500 ® / Citigroup Value Index 21.75 15.28 12.95 8.44 11.51 Annualized Returns (%) for Periods Ended 6/30/07

Latest INTECH standardized performance (cont’d) Past performance cannot guarantee future results. Your principal may be at risk during certain market periods. Performance results reflect the reinvestment of dividends and other earnings. Portfolio performance results shown are time-weighted rates of return using daily valuation and include the effect of transaction costs (commissions, exchange fees, etc.). The composites include all actual fee paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Accounts meeting such criteria enter the composite upon the full first month under management. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite.  However, the net performance results do reflect the deduction of model investment advisory fees.  For example, through December 31, 2004, net returns were derived using the maximum fixed fee in effect for each strategy.  As of January 1, 2005, net returns were calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis.  Actual advisory fees may vary among clients invested in this strategy.  Actual advisory fees paid may be higher or lower than model advisory fees. The S&P 500®/Citigroup Growth Index is a capitalization-weighted index.  The S&P 500®/Citigroup style indices allow for overlap between growth and value.  Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index.  Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index.  The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually.  The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Growth Index (the "Barra Index").  During the period from 1/01/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Growth Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Growth index above is representative of this change. The S&P 500®/Citigroup Value Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index.  The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually.  The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Value Index (the "Barra Index"). During the period from 1/01/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Value Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Value Composite above is representative of this change. MSCI Developed World® Index is a free float-adjusted, market capitalization-weighted index that is designed to measure global developed market equity performance.